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                                                                  EXHIBIT 10.126

                 [LETTERHEAD OF BANK OF AMERICA APPEARS HERE]


                   FIRST AMENDMENT TO FORBEARANCE AGREEMENT


                               October 15, 1996


LaTex Petroleum Corporation
LaTex/GOC Acquisition, Inc.
Germany Oil Company
4200 East Skelly Drive
Suite 1000
Tulsa, OK  74135

Attention:  President

     Re: Amended and Restated Credit Agreement dated as of October 20, 1995, as amended by Amendment No. 1 to Amended and Restated Credit Agreement dated as of December 29, 1995 (such agreement, as the same has been from time to time amended, the "Credit Agreement"), by and among
                                          ----------------
          Latex Petroleum Corporation, LaTex/GOC Acquisition, Inc. and Germany Oil Company (collectively, "Borrowers") and Bank of America National
                                      ---------
          Trust and Savings Association ("Lender")
                                          ------

Gentlemen:

     Reference is made to the Credit Agreement. Capitalized terms used, and not otherwise defined herein, shall have the meanings set forth in the Credit Agreement. LaTex Resources, Inc. ("LRI") and Enpro, Inc. ("Enpro"; together with
                                   ---                     -----
LRI, "Guarantors") are guarantors of the Obligations. After each of us has
      ----------
signed this letter, this letter agreement (the "First Amendment") shall
                                                ---------------
constitute a binding agreement between Borrowers, the Guarantors and the Lender.

     1. The Lender and each of the Borrowers and Guarantors is party to that certain Forbearance Agreement dated as of July 23, 1996 (the "Forbearance
                                                              -----------
Agreement").  Pursuant to the Forbearance Agreement, each of the Borrowers and
---------
Guarantors acknowledged and agreed that Borrowers and Guarantors were in default in various

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LaTex Petroleum Corporation
LaTex/GOC Acquisition, Inc.
Germany Oil Company
October 15, 1996
Page 2


respects in their respective obligations under the Credit Agreement and the other Loan Documents. Such Events of Default were defined in the Forbearance Agreement as the "Acknowledged Defaults". Pursuant to the Forbearance
                   ---------------------
Agreement, Borrowers and Guarantors requested, and the Lender agreed on the terms and conditions set forth therein, that the Lender would forbear from the exercise of its rights and remedies under the Credit Agreement and the other Loan Documents, which rights and remedies would otherwise be available to the Lender in respect of the Acknowledged Defaults.

     2. The Lender, Borrowers and Guarantors hereby agree that the conditions precedent to the effectiveness of the Forbearance Agreement set forth in
Section 5 of the Forbearance Agreement have been satisfied (except as to those
---------
items listed in Section 5 of this First Amendment that are, as of the date
                ---------
hereof, no longer conditions precedent) and that the Forbearance and the Forbearance Period have become effective.

     3.  Except as specifically set forth in Section 4 hereof, (a) neither the
                                             ---------
execution of this First Amendment nor any negotiations or other actions undertaken hereunder or pursuant hereto shall constitute a waiver or forbearance of the rights of the Lender under the Credit Agreement or any other Loan Document, and (b) the Lender shall retain all rights and remedies whatsoever to which it may be entitled under the Credit Agreement or any other Loan Document.

     4. The Lender, Borrowers and Guarantors hereby agree to amend the Forbearance Agreement by deleting from the Forbearance Agreement Section 4
                                                                 ---------
thereof and substituting the following in its place:

     "4. The Lender hereby agrees during the Forbearance Period (as defined below) to delay enforcement of the rights granted to Lender under the Credit Agreement and the other Loan Documents and applicable law arising as a result of the Acknowledged Defaults. For purposes hereof, the enforcement delay granted by the Lender hereby is referred to as the "Forbearance" and the "Forbearance Period" shall mean the period beginning
      -----------           ------------------
     with October 15, 1996 and ending on the earliest of:

     a.   November 29, 1996,





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LaTex Petroleum Corporation
LaTex/GOC Acquisition, Inc.
Germany Oil Company
October 15, 1996
Page 3


     b. the occurrence of a default by any of the Borrowers or the Guarantors in respect of any of its covenants or agreements, or the breach of any of its representations and warranties, contained in this First Amendment,

     c. the occurrence of any Default or Event of Default under the Credit Agreement or any other Loan Document (other than the Acknowledged Defaults) with respect to any of the Borrowers or the Guarantors, and

     d. the date on which each of the Acknowledged Defaults is cured to the satisfaction of the Lender."

     5. The Lender, Borrowers and Guarantors hereby agree to amend the Forbearance Agreement by adding a new Section 16 following the existing
                                      ----------
Section 15 thereof as follows:
----------

     "16. Borrowers and Guarantors shall deliver or cause to be delivered the following items by not later than November 29, 1996:

     a.  Certain Financial Information.
         -----------------------------

               (1) Borrowers shall deliver to the Lender monthly financial statement projections (including balance sheets, income statements and statements of cash flow) for each of the Borrowers (individually) and for all Borrowers (on a combined basis) for the period beginning August 1, 1996 through July 31, 1997. Such financial projections shall assume that the intercompany transactions describe in Section 5.a. of the Forbearance
                                        ------------
               Agreement have occurred.

               (2) Borrowers shall cause Wexford to deliver to the Lender copies of Wexford's most recent internal financial statements
               (including balance sheet, income statement and statement of changes in cash flow).

     b.    Engineering Report.   Borrowers shall deliver to the Lender an
           ------------------
           Engineering Report, prepared by Lee Keeling and Associates, Inc. or such other independent engineering firm as may be acceptable to the Lender, pertaining to the Mortgaged Properties, and estimating the amount of





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LaTex Petroleum Corporation
LaTex/GOC Acquisition, Inc.
Germany Oil Company
October 15, 1996
Page 4


          the Proven Reserves attributable thereto as of July 31, 1996.

     c.    Payment of Transaction Costs.  Borrowers shall reimburse the Lender
           ----------------------------
           for its out-of-pocket expenses (including but not limited to the costs and expenses of in-house and outside legal counsel, costs associated with the granting and perfection of security interests and travel costs) incurred by the Lender in connection with the negotiation, documentation and implementation of this First
           Amendment and of the Forbearance Agreement, including without limitation the October 7, 1996, statement of Mayer, Brown & Platt in the amount of $52,998.75.

     d.    Internal Authorizations, etc.   Ridgepointe Mining Company, a
           -----------------------------
           Delaware corporation, and LaTex Resources International, Inc., a _________ corporation, shall each receive all required management, board of directors or shareholder approvals to the effectiveness of the terms and conditions of the documents contemplated by the Forbearance Agreement, and the Lender shall receive satisfactory Secretary's Certificates and certificates of good standing for each such corporation from the Secretary of State of the respective state of its incorporation and for each state where real Property owned by such corporation is located."

     6. Except as expressly set forth herein, the terms and provisions of the Credit Agreement and the other Loan Documents, including the Forbearance Agreement, shall remain in full force and effect and in all other respects are hereby ratified and confirmed.

     7. In order to induce the Lender to enter into this First Amendment and to amend the Forbearance Agreement extending the Forbearance Period, each of the Borrowers hereby represents and warrants that (i) no Default or Event of Default exists under the Credit Agreement other than as described in the Forbearance Agreement, (ii) all representations and warranties contained in the Credit Agreement are true, correct and complete in all material respects on and as of the date hereof except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete on and as of such earlier date, and (iii) except as described in clause (i),
-----------



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LaTex Petroleum Corporation
LaTex/GOC Acquisition, Inc.
Germany Oil Company
October 15, 1996
Page 5


each of the Borrowers has performed all agreements and covenants to be performed on its part as set forth herein or in the Credit Agreement.

     8. In order to induce the Lender to enter into this First Amendment and to grant the Forbearance, each of the Guarantors hereby joins in this First Amendment for the purposes of consenting and agreeing to the terms and conditions of this First Amendment and hereby represents and warrants that (i) no Default or Event of Default exists under the Credit Agreement other than as described in the Forbearance Agreement, (ii) all representations and warranties contained in the Credit Agreement are true, correct and complete in all material respects on and as of the date hereof except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete on and as of such earlier date, and (iii) except as described in clause (i), each of the Borrowers has
                                 ----------
performed all agreements and covenants to be performed on its part as set forth herein or in the Credit Agreement.

     9. This First Amendment constitutes the only agreement among Borrowers, Guarantors and the Lender concerning the subject matter hereof and supersedes any prior or contemporaneous representations or agreements not contained herein concerning the subject matter of this First Amendment. This First Amendment shall be binding upon the parties hereto, their respective successors and assigns.

     10. The validity of this First Amendment and the construction, interpretation and enforcement hereof and the rights of the parties hereunder shall be determined under, governed by and construed in accordance with the laws of the State of Illinois. The parties agree that all actions or proceedings arising under or in connection with this First Amendment shall be tried and litigated in the state and federal courts located in the County of Cook, State of Illinois. THE BORROWERS, GUARANTORS AND THE LENDER WAIVE ANY RIGHT TO A TRIAL BY JURY AND ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE FORUM NON
                                                                 ----- ---
CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN
----------
CONNECTION WITH THIS FIRST AMENDMENT.

     11. Each of the parties further agrees with and acknowledges to the other that it (i) has read and understands the provisions of this First Amendment;
(ii) has consulted with legal counsel who has read and reviewed this First Amendment; (iii) understands the




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LaTex Petroleum Corporation
LaTex/GOC Acquisition, Inc.
Germany Oil Company
October 15, 1996
Page 6


rights and remedies that each party is receiving, waiving and/or forbearing from hereto; and (iv) has made the agreement set forth herein knowingly, voluntarily and intentionally.

     12. UNLESS EACH OF BORROWERS AND GUARANTORS EXECUTES AND RETURNS TO LENDER A COUNTERPART OF THIS LETTER ON OR BEFORE NOVEMBER 13, 1996, THE OFFER TO AMEND THE FORBEARANCE AGREEMENT CONTAINED IN THIS LETTER SHALL LAPSE AND BECOME VOID.

     If the foregoing summarizes the terms of our binding agreement, please sign this letter in the space provided below and return one copy to the undersigned at your earliest convenience.

                                    Very truly yours,

                                    BANK OF AMERICA NATIONAL
                                    TRUST AND SAVINGS ASSOCIATION


                                    By /s/ [ILLEGIBLE SIGNATURE]
                                       -----------------------------------
                                    Its Vice President
                                        ----------------------------------


CONSENTED AND AGREED TO
on _____, 1996

BORROWERS:

LATEX PETROLEUM CORPORATION,
an Oklahoma corporation


By /s/ [ILLEGIBLE SIGNATURE]
   --------------------------
Its
   --------------------------


LATEX/GOC ACQUISITION, INC.,
a Delaware corporation


By /s/ [ILLEGIBLE SIGNATURE]
   --------------------------
Its
   --------------------------


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LaTex Petroleum Corporation
LaTex/GOC Acquisition, Inc.
Germany Oil Company
October 15, 1996
Page 7


GERMANY OIL COMPANY,
a Delaware corporation
(f/k/a LRI Acquisition, Inc.)


GUARANTORS:

LATEX RESOURCES, INC.,
a Delaware corporation


By /s/ [ILLEGIBLE SIGNATURE]
   --------------------------
Its
   --------------------------


ENPRO, INC.,
a Texas corporation


By /s/ [ILLEGIBLE SIGNATURE]
   --------------------------
Its
   --------------------------